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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment No. 1 to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2004

ORIENT-EXPRESS HOTELS LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or Other Jurisdiction of Incorporation)	001-16017 (Commission File Number)	98-0223493 (I.R.S. Employer Identification No.)
22 Victoria Street Hamilton HM12, Bermuda (Address of Principal Executive Offices) (Zip Code)

441-295-2244
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7.    Financial Statements and Exhibits

(c)
Exhibits

99.1
June 7, 2004 slide presentation to investors' meeting in New York City.*

99.2
Amended "Cash Flow" slide.

*
Incorporated herein by reference to the original version of this Current Report.

ITEM 12.    Results of Operations and Financial Condition

        The information contained in this amended Current Report is being furnished under Item 12—Results of Operations and Financial Condition. In accordance with General Instruction B.6 of Form 8-K, the information hereunder shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in the filing. The registrant is a foreign private issuer and, therefore, is exempt from Regulation FD.

        On June 7, 2004, the registrant's management gave an oral presentation at an investors' meeting in New York City. The slides shown at that meeting were attached as an exhibit to the original version of this Current Report and are incorporated herein by reference. This Amendment No. 1 to the said Current Report is being furnished to correct the slide entitled "Cash Flow," which corrected slide is attached as an exhibit to this Amendment No. 1.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

ORIENT-EXPRESS HOTELS LTD.
By:	/s/ E.S. HETHERINGTON Edwin S. Hetherington Secretary

Date: June 10, 2004

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EXHIBIT INDEX

Exhibit Number	Description
99.1	June 7, 2004 slide presentation to investors meeting in New York City.*
99.2	Amended "Cash Flow" slide.

*
Incorporated herein by reference to the original version of this Current Report.

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  ITEM 7. Financial Statements and Exhibits
  ITEM 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX